SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of May 11, 2023

SERIES	CLASS
Non-Money Market Funds

JPMorgan Access Balanced Fund	A, C, I (formerly Select until 4/3/17)

JPMorgan Access Growth Fund	A, C, I (formerly Select until 4/3/17)

JPMorgan California Tax Free Bond Fund	A, C, I (formerly Institutional until 4/3/17), R6

JPMorgan Corporate Bond Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Diversified Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R6

JPMorgan Emerging Markets Debt Fund	A, C, I (formerly Select until 4/3/17), R5, R6

JPMorgan Emerging Markets Equity Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R2, R3, R4, R5, R6

JPMorgan Equity Focus Fund[1]	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Europe Dynamic Fund (name change from JPMorgan Intrepid European Fund effective 7/31/18)	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R6

JPMorgan Floating Rate Income Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Global Allocation Fund (name change from JPMorgan Global Flexible Fund effective 2/17/11)	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Global Bond Opportunities Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Growth and Income Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Hedged Equity Fund	A, C, I (formerly Select until 4/3/17), R5, R6

JPMorgan High Yield Municipal Fund (name change from JPMorgan Tax Aware High Income Fund effective 11/1/18)[2]	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Income Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Income Builder Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan International Equity Fund	A, C, I (formerly Select until 4/3/17), R2, R5, R6

[1]	To be liquidated and reorganized under the JPMorgan Equity Focus ETF mid 2023.
[2]	To be liquidated and reorganized under the JPMorgan High Yield Municipal ETF mid 2023.

SERIES	CLASS

JPMorgan International Focus Fund (name change from JPMorgan International Unconstrained Equity Fund effective 4/20/20)	A, C, I (formerly Select until 4/3/17), R2, R5, R6

JPMorgan International Value Fund[3]	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R2, R5, R6

JPMorgan Managed Income Fund	I (formerly Select until 4/3/17), L (formerly Institutional until 4/3/17)

JPMorgan Mid Cap Equity Fund	A, C, I (formerly Select until 4/3/17), R2, R5, R6

JPMorgan National Municipal Income Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan New York Tax Free Bond Fund	A, C, I, (formerly Institutional until 4/3/17), R6

JPMorgan Opportunistic Equity Long/Short Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Research Market Neutral Fund (name change from JPMorgan Market Neutral Fund effective 2/28/10)	A, C, I (formerly Select until 4/3/17)

JPMorgan Short Duration Core Plus Fund (name change from JPMorgan Short Duration High Yield Fund effective 9/29/17)	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Small Cap Blend Fund (renamed from JPMorgan Dynamic Small Cap Growth Fund effective 5/31/18, previous name change from JPMorgan Dynamic Small Cap Fund effective 6/29/07)	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Small Cap Equity Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Small Cap Sustainable Leaders Fund (renamed from JPMorgan Small Cap Core Fund effective 7/1/21)	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Income Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2020 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2025 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2030 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2035 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

[3]	To be renamed JPMorgan Developed International Value Fund mid 2023.

SERIES	CLASS

JPMorgan SmartRetirement 2040 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2045 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2050 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2055 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement 2060 Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend Income Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2020 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2025 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2030 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2035 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2040 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2045 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2050 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2055 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan SmartRetirement Blend 2060 Fund	I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Strategic Income Opportunities Fund	A, C, I (formerly Select until 4/3/17), R5, R6

JPMorgan Tax Aware Equity Fund (name change from JPMorgan Tax Aware Disciplined Equity Fund effective 12/10/10)	A, C, I (formerly Institutional until 4/3/17), R6

JPMorgan Tax Aware Real Return Fund	A, C, I (formerly Institutional until 4/3/17), R6

SERIES	CLASS
JPMorgan Total Return Fund	A, C, I (formerly Select until 4/3/17), R2, R5, R6

JPMorgan Unconstrained Debt Fund (name change from JPMorgan Multi Sector Bond Fund effective 10/22/14)	A, C, I (formerly Select until 4/3/17), R2, R5, R6

JPMorgan U.S. Applied Data Science Value Fund (name change from JPMorgan Intrepid Value Fund effective 7/1/21)	A, C, I (formerly Select until 4/3/17), R2, R5, R6

JPMorgan U.S. Equity Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R2, R3, R4, R5, R6

JPMorgan U.S. GARP Equity Fund (name change from JPMorgan Intrepid Growth Fund effective 2/1/21)	A, C, I (formerly Select until 4/3/17), R2, R5, R6

JPMorgan U.S. Large Cap Core Plus Fund	A, C, I (formerly Select until 4/3/17), R2, R5, R6

JPMorgan U.S. Research Enhanced Equity Fund (renamed from JPMorgan Disciplined Equity Fund effective 11/1/17)	A, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10)

JPMorgan U.S. Small Company Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R2, R3, R4, R5, R6

JPMorgan U.S. Sustainable Leaders Fund (name change from Intrepid Sustainable Equity Fund effective 11/1/20) (name change from JPMorgan Intrepid Contrarian Fund effective 4/10/06) (name change from JPMorgan Intrepid Multi Cap Fund effective 2/28/13) (renamed from JPMorgan Intrepid Advantage Fund effective 3/31/17)

A, C, I (formerly Select until 4/3/17), R6

JPMorgan Value Advantage Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R2, R3, R4, R5, R6

Money Market Funds

JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, IM, Academy, Empower

JPMorgan California Municipal Money Market Fund	Institutional, Agency, Morgan, E*TRADE[4], Service, Premier

JPMorgan Federal Money Market Fund	Institutional, Agency, Premier, Morgan, Capital

JPMorgan New York Municipal Money Market Fund	Institutional, Agency, Morgan, Reserve, E*TRADE[2], Service, Premier

[4]	E*TRADE Class Shares to liquidate on or about September 29, 2023.

SERIES	CLASS

JPMorgan Prime Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, IM, Academy, Empower

JPMorgan Tax Free Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve